UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 14, 2002
                       (Date of earliest event reported)

                        VERIZON WIRELESS OF THE EAST LP
             (Exact name of registrant as specified in its charter)

          Delaware                         333-82408                           48-1262622
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification No.)
        Incorporation)

180 Washington Valley Road
Bedminster, NJ                                                                  07921
(Address of principal executive offices)                                      (Zip Code)

       Registrant's telephone number, including area code: (908) 306-7000

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Set forth below are certifications statements furnished to the Securities and Exchange Commission on August 14, 2002.


August 14, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON WIRELESS OF THE EAST LP (THE "PARTNERSHIP") FOR THE QUARTERLY PERIOD ENDING JUNE 30, 2002

I, Dennis F. Strigl, President and Chief Executive Officer of Cellco Partnership d/b/a Verizon Wireless, which is the sole member of Verizon Wireless of Georgia, LLC, the managing general partner of the Partnership, certify that:

     (1) the report of the Partnership on Form 10-Q for the quarterly period ending June 30, 2002 (the "Report") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code.



/s/ Dennis F. Strigl
----------------------
Dennis F. Strigl

August 14, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON WIRELESS OF THE EAST LP (THE "PARTNERSHIP") FOR THE QUARTERLY PERIOD ENDING JUNE 30, 2002

I, Andrew N. Halford, Vice President and Chief Financial Officer of Cellco Partnership d/b/a Verizon Wireless, which is the sole member of Verizon Wireless of Georgia LLC, the managing general partner of the Partnership, certify that:

     (1) the report of the Partnership on Form 10-Q for the quarterly period ending June 30, 2002 (the "Report") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code.




/s/ Andrew N. Halford
-----------------------------
Andrew N. Halford

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                           VERIZON WIRELESS OF THE EAST LP

                                           By: Verizon Wireless of Georgia LLC,
                                               as general partner

                                           By: Cellco Partnership,
                                               as sole member


Date: August 14, 2002                      By: /s/ S. Mark Tuller
                                               ---------------------------------
                                               S. Mark Tuller
                                               Vice President - Legal &
                                                 External Affairs, General
                                                 Counsel and Secretary